UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 24, 2006

Humana Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-5975	61-0647538
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

500 West Main Street, Louisville, KY		40202
(Address of principal executive offices)		(Zip Code)

502-580-1000
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

Humana Inc. (also referred to as “Humana”, “we”, “us” and “our”) is filing this Current Report on Form 8-K (this “Form 8-K”) solely to show the effects of our adoption of Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment (“SFAS 123R”) on historical annual financial information included in our Annual Report on Form 10-K for the year ended December 31, 2005 (the “2005 10-K”) as if SFAS 123R had been adopted on January 1, 1995, the initial effective date of SFAS No. 123, Accounting for Stock-Based Compensation (“SFAS 123”). SFAS 123R requires that the cost of stock awards, as determined by their fair value on the date of grant, be recognized over the period during which an employee is required to provide service in exchange for the stock award (usually the vesting period). We adopted SFAS 123R on January 1, 2006, and therefore our treatment in the 2005 10-K of stock-based compensation was based on SFAS 123, with the notes to the consolidated financial statements disclosing on a pro forma basis the stock compensation expense. The information in this Form 8-K is not an amendment to or restatement of our 2005 10-K.

We adopted SFAS 123R under the modified retrospective transition method. Accordingly, we are filing this Form 8-K so that our annual financial statement information for years prior to January 1, 2006 incorporated by reference in any registration statement (including our Registration Statement on Form S-3 (No. 333-132878)) and related prospectus supplements that we have filed or may file from time to time would reflect our adoption of SFAS 123R.

The following historical annual financial information reflecting the retrospective application of SFAS 123R is attached as exhibits to, and included in, this Form 8-K and supersedes in its entirety the information in Item 6, Item 7, and Item 8 of the 2005
10-K and Exhibit 12 to the 2005 10-K:

•                  Selected financial data for the years ended December 31, 2001 through 2005 (Item 6);

•                  Management’s discussion and analysis of financial condition and results of operations for the years ended December 31, 2005 and 2004 (Item 7);

•                  Consolidated financial statements as of December 31, 2005 and 2004 and for the years ended December 31, 2005, 2004 and 2003 and notes to the consolidated financial statements as well as related supplemental data and financial statement schedules (Item 8); and

•                  Computation of ratio of earnings to fixed charges for the years ended December 31, 2001 through 2005 (Exhibit 12).

Changes to our historical financial information due to the retrospective application of SFAS 123R provided in these exhibits have been highlighted in blue.

The information in this Form 8-K does not reflect any event or development occurring after March 3, 2006, the date we filed the 2005 10-K. For a discussion of events and developments subsequent to the filing of the 2005 10-K, please refer to our Securities and Exchange Commission (“SEC”) filings since that date. In our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2006, we adjusted the unaudited condensed consolidated financial statements for the quarter ended March 31, 2005 to reflect the retrospective application of SFAS 123R.

Item 9.01   Financial Statements and Exhibits.

(d)   Exhibits:

Exhibit No.	Description
12	Computation of Ratio of Earnings to Fixed Charges with Retrospective Application of SFAS 123R
23	Consent of Independent Registered Public Accounting Firm
99.1	Selected Financial Data with Retrospective Application of SFAS 123R
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations with Retrospective Application of SFAS 123R
99.3	Financial Statements and Supplementary Data with Retrospective Application of SFAS 123R
99.4	Financial Statement Schedules with Retrospective Application of SFAS 123R

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC.

BY:	/s/ Arthur P. Hipwell
Arthur P. Hipwell
Senior Vice President and General Counsel

Dated:     May 24, 2006

INDEX TO EXHIBITS

Exhibit No.	Description
12	Computation of Ratio of Earnings to Fixed Charges with Retrospective Application of SFAS 123R
23	Consent of Independent Registered Public Accounting Firm
99.1	Selected Financial Data with Retrospective Application of SFAS 123R
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations with Retrospective Application of SFAS 123R
99.3	Financial Statements and Supplementary Data with Retrospective Application of SFAS 123R
99.4	Financial Statement Schedules with Retrospective Application of SFAS 123R